Earnings Per Share	12 Months Ended
Jun. 30, 2017
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 13 - Earnings Per Share

The Company calculates earnings per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings per share. Basic earnings per share are computed using the weighted average number of shares outstanding during the fiscal year. Potentially dilutive common shares consist of convertible bonds (using the if-converted method) and exercisable warrants. The following table sets forth the computation of basic and diluted net income per common share:

	2017	2016	2015
Numerator:
Net (loss) income attributable to ordinary shareholders for computing net income per ordinary share – basic	$(28,427,244)	$(6,755,603)	$1,406,519
(Gain) loss on valuation of warrants	(531,099)	(6,856,682)	7,906,529
Net (loss) income attributable to ordinary shareholders for computing net income per ordinary share – diluted	$(28,958,343)	$(13,612,285)	$9,313,048

Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic	9,914,313	9,323,108	6,462,577
Weighted average number of shares used in calculating net income per ordinary share – diluted	9,914,313	9,323,108	6,462,577

The 6,175,570 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the year ended June 30, 2017 was lower than the warrants exercise price.

Net (loss) income per ordinary share - basic	$(2.87)	$(1.46)	$1.44
Net (loss) income per ordinary share - diluted	$(2.92)	$(1.46)	$1.44